EXHIBIT 32.2

MOTIVATING THE MASSES INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MOTIVATING THE MASSES INC. (the Registrant) on Form 10-Q for the period  ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Alex Henderson, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Alex Henderson and will be retained by MOTIVATING THE MASSES INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2014

By: /s/ Alex Henderson

Alex Henderson

Chief Financial Officer

(Principal Financial Officer)